UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 12, 2004

(Date of Report – date of earliest event reported)

DATALINK CORPORATION

(Exact name of registrant as specified in charter)

Minnesota
(State or other jurisdiction of incorporation or organization)

00029758	41-0856543
(Commission File No.)	(IRS Employer Identification No.)

8170 Upland Circle, Chanhassen, MN 55317-8589
(Address of principal executive offices)

952-944-3462
(Registrant’s telephone number, including area code)

(Former Name and Address)

Item 7.  Financial Statements and Exhibits

(c)                                  Exhibits:

99.1         Press release dated February 11, 2004 announcing the Company’s fourth quarter and full-year ending December 31, 2003 earnings (furnished pursuant to Item 12).

Item 12.  Results of Operation and Financial Condition

On February 11, 2004 the Company issued a press release announcing its fourth quarter and full-year ending December 31, 2003 earnings.  The full text of this press release is furnished on Exhibit 99.1 hereto and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 12, 2004

DATALINK CORPORAITON

	By:	/s/ Daniel J. Kinsella
Daniel J. Kinsella, Vice President Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1	Press release dated February 11, 2004 announcing the Company’s fourth quarter and full-year ending December 31, 2003 earnings (furnished pursuant to Item 12).